ADVANCED SERIES TRUST

AST International Growth Portfolio
AST Advanced Strategies Portfolio

Supplement dated December 2, 2013
to the current Summary Prospectus, Prospectus and Statement of Additional Information (SAI)

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Effective as of December 31, 2013, portfolio manager W. George Greig has announced his retirement. Following Mr. Greig’s retirement, effective as of January 1, 2014, Simon Fennell and Kenneth J. McAtamney will assume portfolio management responsibilities for the segment of each of the above-listed Portfolios managed by William Blair & Company LLC.

To reflect these changes, all references and information pertaining to Mr. Greig are hereby deleted effective as of December 31, 2013.

To further reflect these changes, the following revisions are hereby made, effective as of January 1, 2014:

In the Summary Prospectus for each Portfolio, and in the Summary section of the Prospectus for each Portfolio, the table entitled “Management of the Portfolio” is amended by adding Messrs. Fennell and McAtamney to each table.

In the Prospectus, the following biographical information is added for Messrs. Fennell and McAtamney for each Portfolio:

Simon Fennell, Partner, is a co-portfolio manager for the International Growth and International Leaders strategies. Since joining the firm in 2011, Simon previously served as a TMT Research Analyst, also focusing on idea generation and strategy more broadly. Prior to joining William Blair, Simon was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, Simon was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Education: MA, University of Edinburgh; MBA, Johnson Graduate School of Management, Cornell University.

Kenneth J. McAtamney, Partner, is a co-portfolio manager for the William Blair Global Leaders and International Leaders strategies. He joined William Blair & Company in 2005 and previously served as co-director of research, as well as mid-large cap Industrials and Healthcare analyst. Prior to joining William Blair, Ken was a Vice President for Goldman Sachs and Co., responsible for institutional equity research coverage for both international and domestic equity, and he was a Corporate Banking Officer with NBD Bank. Education:  BA, Michigan State University; MBA, Indiana University.

In Part I of the SAI, the section entitled “Portfolio Managers: Other Accounts” is revised by adding the following other account information for Messrs. Fennell and McAtamney:

AST Advanced Strategies Portfolio*

Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
William Blair & Company LLC	Simon Fennell	13 / $10,781,337,962	16 / $2,630,416,973	41 / $7,408,740,530	None
	Kenneth J. McAtamney	8 / $2,363,006,055	15 / $1,613,514,495	10 / $2,415,313,143	None

AST Advanced International Growth Portfolio*

Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
William Blair & Company LLC	Simon Fennell	13 / $10,781,337,962	16 / $2,630,416,973	41 / $7,408,740,530	None
	Kenneth J. McAtamney	8 / $2,363,006,055	15 / $1,613,514,495	10 / $2,415,313,143	None

*Information is provided as of October 31, 2013.

ASTSUP17